EXHIBIT 4.1

Number			Shares

CUSIP 30051F 10 1
	EVOLUTIONARY GENOMICS, INC.		SEE REVERSE FOR
	INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA		CERTAIN DEFINITIONS

AUTHORIZED: 780,000,000 COMMON SHARES, $0.001 PAR VALUE PER SHARE

This Certifies that

is the owner of
Fully Paid and Non-Assessable Common Stock, $0.001 Par Value of

EVOLUTIONARY GENOMICS, INC.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

	PRESIDENT	SECRETARY
600

EVOLUTIONARY GENOMICS, INC. CORPORATE STOCK TRANSFER, INC. TRANSFER FEE: AS REQUIRED

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			Under Uniform Gifts to Minors
		survivorship and not as tenants			Act
		in common			(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

For value received, _____________________________________________________________________________ hereby sell, assign and transfer unto

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________________________, Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated: ______________20______,

Signature X
Signature(s) Guaranteed:
Signature X

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.